Exhibit 99

Universal Electronics Reports Financial Results for the Second Quarter 2025
SCOTTSDALE, AZ – August 7, 2025 – Universal Electronics Inc. (UEI) (Nasdaq: UEIC) reported financial results for the three and six months ended June 30, 2025.
“In the second quarter of 2025, our product development and footprint optimization efforts delivered 46% revenue growth in the connected home, which drove strong gross margins and operating cash flow,” said Chief Operating Officer and Interim Chief Executive Officer Richard Carnifax. “Focused on attractive long-term market opportunities, we are allocating investment to profitable growth areas, particularly in connected home. We are securing new customers and scaling existing accounts in Europe and North America with the understanding that customer product demand in this channel can be inconsistent across quarters. That said, our foundation of innovation and creating value for customers, which is essential to growth, is fortified by our strong balance sheet, with improvements this year resulting in a net cash position for the first time since December 2021. Repeatedly, we have demonstrated our ability to proactively adapt to the environment. Having achieved strong productivity at our facility in Vietnam and with the current trends in home entertainment resulting in lower volume, we have decided to optimize our footprint further and close our facility in Mexico.
“We are actively engaged with the Board of Directors and our Operational Review Committee of the Board on nurturing long-term profitable growth while continuously evaluating and improving our operating model to materially improve profitability and strengthen the balance sheet which creates value for customers and generates a positive return for our stockholders.”
Financial Results for the Three Months Ended June 30: 2025 Compared to 2024
•GAAP net sales were $97.7 million, compared to $90.5 million.
▪GAAP net sales in connected home were $34.1 million, compared to $23.3 million.
▪GAAP net sales in home entertainment were $63.6 million, compared to $67.2 million.
•GAAP gross margins were 29.9%, compared to 28.7%; Adjusted Non-GAAP gross margins were 29.9%, compared to 28.7%.
•GAAP operating income was $1.0 million, compared to GAAP operating loss of $4.5 million; Adjusted Non-GAAP operating income was $2.9 million, compared to Adjusted Non-GAAP operating loss $1.1 million.
•GAAP net loss was $2.9 million, or $0.22 per share, compared to $8.2 million, or $0.63 per share; Adjusted Non-GAAP net income was $2.4 million, or $0.18 per diluted share, compared to Adjusted Non-GAAP net loss of $1.2 million, or $0.09 per share.
•At June 30, 2025, cash and cash equivalents were $34.3 million.
Financial Results for the Six Months Ended June 30: 2025 Compared to 2024
•GAAP net sales were $190.0 million, compared to $182.4 million.
▪GAAP net sales in connected home were $65.8 million, compared to $47.5 million.
▪GAAP net sales in home entertainment were $124.2 million, compared to $134.9 million.
•GAAP gross margins were 29.1%, compared to 28.5%; Adjusted Non-GAAP gross margins were 29.1%, compared to 28.5%.
•GAAP operating loss was $2.7 million, compared to $11.4 million; Adjusted Non-GAAP operating income was $1.4 million, compared to Adjusted Non-GAAP operating loss of $4.6 million.
•GAAP net loss was $9.2 million, or $0.70 per share, compared to $16.8 million, or $1.30 per share; Adjusted Non-GAAP net income was $0.8 million, or $0.06 per diluted share, compared to Adjusted Non-GAAP net loss of $4.6 million, or $0.36 per share.

Financial Outlook
For the third quarter of 2025, the company expects GAAP net sales to range from $92.0 million to $102.0 million, compared to $102.1 million in the third quarter of 2024. GAAP net sales in connected home are expected to range from $30.0 million to $34.0 million, compared to $26.4 million in the third quarter of 2024. GAAP net sales in home entertainment are expected to range from $62.0 million to $68.0 million, compared to $75.7 million in the third quarter of 2024.
GAAP loss per share for the third quarter of 2025 is expected to range from $0.39 to $0.29, compared to GAAP loss per share of $0.20 in the third quarter of 2024. Adjusted Non-GAAP earnings per diluted share are expected to range from $0.08 to $0.18 per share, compared to Adjusted Non-GAAP earnings per diluted share of $0.10 in the third quarter of 2024. The third quarter 2025 Adjusted

Non-GAAP earnings per diluted share estimate excludes $0.47 per share related to, among other things, stock-based compensation, amortization of acquired intangible assets, factory restructuring costs, impairment, foreign currency gains and losses and the related tax impact of these adjustments. For a more detailed explanation of Non-GAAP measures, please see the Use of Non-GAAP Financial Metrics and Additional Financial Information discussion, the Reconciliation of Adjusted Non-GAAP Financial Results and Adjusted Non-GAAP Financial Outlook and Financial Results, each located elsewhere in this press release.
Conference Call Information
UEI’s management team will hold a conference call today, Thursday, August 7, 2025 at 4:30 p.m. ET / 1:30 p.m. PT, to discuss its second quarter 2025 earnings results, review recent activity and answer questions. To attend the call please register at https://register-conf.media-server.com/register/BI451ff6a969ea45fdbaa16b0263f5607d to receive a computer-generated dial-in number and a unique pin number. The conference call will also be broadcast live on the investor section of the UEI website where it will be available for replay for 90 days.
Forward-looking Statements
This press release and accompanying schedules contain "forward-looking statements" within the meaning of federal securities laws, including net sales, profit margin and earnings trends, estimates and assumptions; our goals, focus, strategies and operating model; our expectations about new product introductions and market opportunities; expected benefits from the closure of our Mexico facility; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our annual report on Form 10-K for the year ended December 31, 2024 and the periodic and current reports filed and furnished since then.
Risks that could affect forward-looking statements in this press release include: our continued ability to timely develop and deliver innovative control solutions and technologies that are accepted by our customers, both near- and long-term; our ability to attract new customers and to successfully capture new sales in all markets we serve, including new product and customer wins in the connected home markets as anticipated by management; our ability to continue optimizing our manufacturing footprint and realize the lower concentration risks as expected by management; our ability to maintain our market share in the traditional subscription broadcast market; our ability to manage through the worldwide inflationary pressures and macroeconomic conditions, including the continued strength of the U.S. Dollar as compared to the functional currencies in countries where we conduct our operations; our ability to continue to manage our business, inventories and cash flows to achieve our net sales, margins and earnings through financial discipline, operational efficiency, product line management, liquidity requirements, capital expenditures and other investment spending expectations; our continued ability to successfully enforce our patented technology, including with respect to our litigation against Roku; our continued ability to strategically enhance, expand, and monetize our intellectual property portfolios; the continued fluctuation in our market capitalization and the effects our currently announced stock repurchase program may have; the use of artificial intelligence applications which could result in cybersecurity incidents that implicate the personal data of end users or other unintended ethical, reputational, competitive harm or legal liability; our ability to mitigate the effects that tariffs could have on our profitability through price increases and other efforts; the direct and indirect impact we may experience with respect to our business and financial results and management’s ability to anticipate and mitigate the impact stemming from the continued economic uncertainty affecting consumers’ confidence and spending, natural disasters or other events beyond our control, public health crises (including an outbreak of infectious disease), governmental actions, including the changes in or enhanced use of laws, regulations and policies may have on our business including the impact of decreased governmental incentive programs worldwide or of enhanced or expanded trade regulations, including the expanded use of domestic and retaliatory tariffs, the effects of political unrest, war, terrorist activities, or other hostilities; the effects and uncertainties and other factors more fully described in our reports filed with the Securities and Exchange Commission. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a complete list. Further, any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of the date hereof, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Use of Non-GAAP Financial Metrics and Additional Financial Information
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, UEI provides Adjusted Non-GAAP information as additional information for its operating results. References to Adjusted Non-GAAP information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. UEI’s management uses these measures for reviewing the financial results of UEI for budget planning purposes and for making operational and financial decisions. Management believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, help investors evaluate UEI’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends. Additionally, management believes these measures facilitate comparisons with the core operating and financial results and business trends of competitors and other companies.
Adjusted Non-GAAP gross profit is defined as gross profit excluding stock-based compensation expense. Adjusted Non-GAAP operating expenses are defined as operating expenses excluding stock-based compensation expense, amortization of acquired intangibles assets, severance, factory restructuring costs and costs associated with certain litigation efforts. Adjusted Non-GAAP net income (loss) is defined as net loss excluding the aforementioned items, foreign currency gains and losses, as well as the related tax effects of all adjustments. Adjusted Non-GAAP income (loss) per diluted share is calculated using Adjusted Non-GAAP net income (loss). A reconciliation of these financial measures to the most directly comparable GAAP financial measures is included at the end of this press release.
About Universal Electronics
Universal Electronics Inc. (Nasdaq: UEIC) is the global leader in wireless universal control solutions for the home. The company brings to life millions of innovative control products each year that focus on a user-centric approach to building control products and applications that simplify user interaction with highly complex technologies in the home, removing interoperability challenges as a roadblock for user adoption, with privacy first and a secure by design approach to today's smart devices. Our solutions are trusted by the world's leading brands in home entertainment and the connected home markets, including Fortune 500 customers Daikin, Carrier, Comcast, Vivint Smart Home, Samsung, Sony, Hunter Douglas and Somfy. The company's pioneering breakthrough innovations include its award-winning voice control entertainment remote controls and QuickSet Cloud, the world's leading platform for automated device and service discovery, set-up and control, and user experience personalization for the home. For more information, visit www.uei.com.
Contacts
UEI: Bryan Hackworth, CFO, UEI, investors@uei.com 480-530-3000
Investors: Kirsten Chapman, Alliance Advisors, ueiinvestor@allianceadvisors.com, 415-433-3777

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UNIVERSAL ELECTRONICS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share-related data)
(Unaudited)

	June 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$34,261	$26,783
Accounts receivable, net	97,440	114,182
Contract assets	7,614	10,346
Inventories	80,171	79,355
Prepaid expenses and other current assets	6,165	9,478
Income tax receivable	1,481	2,350
Total current assets	227,132	242,494
Property, plant and equipment, net	31,771	34,207
Intangible assets, net	22,998	24,038
Operating lease right-of-use assets	13,292	14,322
Deferred income taxes	6,107	6,425
Other assets	2,839	1,868
Total assets	$304,139	$323,354
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$65,735	$72,031
Lines of credit	30,155	36,960
Accrued compensation	17,766	20,927
Accrued sales discounts, rebates and royalties	5,307	5,204
Accrued income taxes	2,628	2,161
Other accrued liabilities	18,480	21,008
Total current liabilities	140,071	158,291
Long-term liabilities:
Operating lease obligations	8,452	9,232
Deferred income taxes	2,060	1,931
Income tax payable	72	72
Other long-term liabilities	725	723
Total liabilities	151,380	170,249
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 26,085,690 and 25,712,940 shares issued on June 30, 2025 and December 31, 2024, respectively	261	257
Paid-in capital	348,458	344,697
Treasury stock, at cost, 12,767,292 and 12,666,443 shares on June 30, 2025 and December 31, 2024, respectively	(372,678)	(371,930)
Accumulated other comprehensive income (loss)	(22,527)	(28,350)
Retained earnings	199,245	208,431
Total stockholders’ equity	152,759	153,105
Total liabilities and stockholders’ equity	$304,139	$323,354

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net sales	$97,665	$90,452	$189,991	$182,352
Cost of sales	68,469	64,500	134,712	130,412
Gross profit	29,196	25,952	55,279	51,940
Research and development expenses	6,959	7,520	14,190	15,341
Selling, general and administrative expenses	21,229	21,330	43,835	45,341
Factory restructuring charges	—	1,555	—	2,619
Operating income (loss)	1,008	(4,453)	(2,746)	(11,361)
Interest income (expense), net	(358)	(843)	(711)	(1,765)
Other income (expense), net	(1,751)	(89)	(1,699)	(169)
Income (loss) before provision for income taxes	(1,101)	(5,385)	(5,156)	(13,295)
Provision for income taxes	1,811	2,808	4,030	3,547
Net income (loss)	$(2,912)	$(8,193)	$(9,186)	$(16,842)

Earnings (loss) per share:
Basic	$(0.22)	$(0.63)	$(0.70)	$(1.30)
Diluted	$(0.22)	$(0.63)	$(0.70)	$(1.30)
Shares used in computing earnings (loss) per share:
Basic	13,200	12,917	13,141	12,909
Diluted	13,200	12,917	13,141	12,909

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2025	2024
Cash flows from operating activities:
Net income (loss)	$(9,186)	$(16,842)
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
Depreciation and amortization	7,622	9,143
Provision for credit losses	19	—
Deferred income taxes	641	112
Shares issued for employee benefit plan	331	663
Employee and director stock-based compensation	3,433	3,364
Impairment of long-lived assets	110	148
Changes in operating assets and liabilities:
Accounts receivable and contract assets	23,348	13,095
Inventories	1,715	(914)
Prepaid expenses and other assets	3,728	(1,621)
Accounts payable and accrued liabilities	(15,395)	(5,478)
Accrued income taxes	1,339	1,005
Net cash provided by (used for) operating activities	17,705	2,675
Cash flows from investing activities:
Purchase of Blue Chip Swap securities	(2,544)	—
Sale of Blue Chip Swap securities	2,314	—
Acquisitions of property, plant and equipment	(2,261)	(2,696)
Acquisitions of intangible assets	(1,498)	(2,308)
Net cash provided by (used for) investing activities	(3,989)	(5,004)
Cash flows from financing activities:
Borrowings under lines of credit	41,000	35,000
Repayments on lines of credit	(48,000)	(49,000)
Treasury stock purchased	(748)	(1,841)
Net cash provided by (used for) financing activities	(7,748)	(15,841)
Effect of foreign currency exchange rates on cash and cash equivalents	1,510	(1,453)
Net increase (decrease) in cash and cash equivalents	7,478	(19,623)
Cash and cash equivalents at beginning of period	26,783	42,751
Cash and cash equivalents at end of period	$34,261	$23,128

Supplemental cash flow information:
Income taxes paid	$2,096	$2,175
Interest paid	$1,238	$2,545

UNIVERSAL ELECTRONICS INC.
NET SALES BY CHANNEL
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2025	2024	2025	2024
Connected home (1)	$34,099	$23,291	$65,828	$47,462
Home entertainment (2)	63,566	67,161	124,163	134,890
Net sales	$97,665	$90,452	$189,991	$182,352
(1)The connected home channel represents climate control, smart home and security product sales sold primarily to HVAC, security, home automation and home appliance customers.
(2)The home entertainment channel represents entertainment-related product sales sold primarily to video service providers, consumer electronics original equipment manufacturers ("OEMs") and retailers. It also includes sales associated with intellectual property licensing and our cloud-based software solution.

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Cost of sales:
Cost of sales - GAAP	$68,469	$64,500	$134,712	$130,412
Stock-based compensation expense	(12)	(20)	(28)	(47)
Adjusted Non-GAAP cost of sales	68,457	64,480	134,684	130,365
Adjusted Non-GAAP gross profit	$29,208	$25,972	$55,307	$51,987

Gross margin:
Gross margin - GAAP	29.9%	28.7%	29.1%	28.5%
Stock-based compensation expense	0.0%	0.0%	0.0%	0.0%
Adjusted Non-GAAP gross margin	29.9%	28.7%	29.1%	28.5%

Operating expenses:
Operating expenses - GAAP	$28,188	$30,405	$58,025	$63,301
Stock-based compensation expense	(1,637)	(1,441)	(3,405)	(3,318)
Amortization of acquired intangible assets	(207)	(219)	(426)	(467)
Severance (1)	—	—	(275)	—
Factory restructuring charges (2)	—	(1,555)	—	(2,618)
Litigation costs (3)	—	(71)	—	(357)
Adjusted Non-GAAP operating expenses	$26,344	$27,119	$53,919	$56,541

Operating income (loss):
Operating income (loss) - GAAP	$1,008	$(4,453)	$(2,746)	$(11,361)
Stock-based compensation expense	1,649	1,461	3,433	3,365
Amortization of acquired intangible assets	207	219	426	467
Severance (1)	—	—	275	—
Factory restructuring costs (2)	—	1,555	—	2,618
Litigation costs (3)	—	71	—	357
Adjusted Non-GAAP operating income (loss)	$2,864	$(1,147)	$1,388	$(4,554)

Adjusted pro forma operating income (loss) as a percentage of net sales	2.9%	(1.3)%	0.7%	(2.5)%

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net income (loss):
Net income (loss) - GAAP	$(2,912)	$(8,193)	$(9,186)	$(16,842)
Stock-based compensation expense	1,649	1,461	3,433	3,365
Amortization of acquired intangible assets	207	219	426	467
Severance (1)	—	—	275	—
Factory restructuring costs (2)	—	1,555	—	2,618
Litigation costs (3)	—	71	—	357
Foreign currency (gain)/loss	1,738	354	1,542	458
Income tax provision on adjustments	1,714	3,341	4,357	4,967
Adjusted Non-GAAP net income (loss)	$2,396	$(1,192)	$847	$(4,610)

Diluted shares used in computing earnings (loss) per share:
GAAP	13,200	12,917	13,141	12,909
Adjusted Non-GAAP	13,589	12,917	13,448	12,909

Diluted earnings (loss) per share:
Diluted earnings (loss) per share - GAAP	$(0.22)	$(0.63)	$(0.70)	$(1.30)
Total adjustments	$0.39	$0.54	$0.75	$0.95
Adjusted Non-GAAP diluted earnings (loss) per share	$0.18	$(0.09)	$0.06	$(0.36)

(1)     Includes severance per the Transition Agreement and Release of Claims dated March 19, 2025 between Paul D. Arling and the company.

(2)    Includes severance and other exit costs associated with the closure of our southwestern China factory and the streamlining of our Mexico factory.

(3)    Includes expenses related to our various litigation matters involving Roku, Inc. and certain other related entities including three Federal District Court cases, two International Trade Commission investigations and the defense of various inter partes reviews and appeals before the US Patent and Trademark Board.

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL OUTLOOK AND FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,
	2025		2024
	Low Range	High Range	Actual
Net sales:
Connected home	$30,000	$34,000	$26,368
Home entertainment	62,000	68,000	75,705
Net sales - GAAP	$92,000	$102,000	$102,073

Diluted earnings (loss) per share:
Diluted earnings (loss) per share - GAAP	$(0.39)	$(0.29)	$(0.20)
Total adjustments (1)	$0.47	$0.47	$0.31
Adjusted Non-GAAP diluted earnings (loss) per share	$0.08	$0.18	$0.10
(1)Includes adjustments for stock-based compensation expense, amortization of acquired intangibles assets, foreign currency gains and losses and the related tax impact of these adjustments. The three months ended September 30, 2025 also includes factory restructuring costs and impairment. The three months ended September 30, 2024 also includes adjustments for costs associated with certain litigation efforts and factory restructuring costs.